Exhibit No. (16) (16) (a)

NEW ALTERNATIVES FUND

Power of Attorney

I hereby appoint David J. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-14 and any Pre-Effective and Post-Effective Amendment to the Registration Statement on Form N-14 of NEW ALTERNATIVES FUND to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on July 2, 2014.

/s/ SHARON REIER
Name: Sharon Reier
Title: Trustee

Exhibit No. (16) (16) (a)

NEW ALTERNATIVES FUND

Power of Attorney

I hereby appoint David J. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-14 and any Pre-Effective and Post-Effective Amendment to the Registration Statement on Form N-14 of NEW ALTERNATIVES FUND to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on July 9, 2014.

/s/ SUSAN HICKEY
Name: Susan Hickey
Title: Trustee

Exhibit No. (16) (16) (a)

NEW ALTERNATIVES FUND

Power of Attorney

I hereby appoint David J. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-14 and any Pre-Effective and Post-Effective Amendment to the Registration Statement on Form N-14 of NEW ALTERNATIVES FUND to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on July 1, 2014.

/s/ JONATHAN D. BEARD
Name: Jonathan D. Beard
Title: Trustee

Exhibit No. (16) (16) (a)

NEW ALTERNATIVES FUND

Power of Attorney

I hereby appoint David J. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-14 and any Pre-Effective and Post-Effective Amendment to the Registration Statement on Form N-14 of NEW ALTERNATIVES FUND to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on July 2, 2014.

/s/ JEFFREY E. PERLMAN
Name: Jeffrey E. Perlman
Title: Trustee

Exhibit No. (16) (16) (a)

NEW ALTERNATIVES FUND

Power of Attorney

I hereby appoint Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-14 and any Pre-Effective and Post-Effective Amendment to the Registration Statement on Form N-14 of NEW ALTERNATIVES FUND to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on July 2, 2014.

/s/ DAVID J. SCHOENWALD
Name: David J. Schoenwald
Title: Chairperson of the Board of Trustees, President and Treasurer

Exhibit No. (16) (16) (a)

NEW ALTERNATIVES FUND

Power of Attorney

I hereby appoint David J. Schoenwald attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-14 and any Pre-Effective and Post-Effective Amendment to the Registration Statement on Form N-14 of NEW ALTERNATIVES FUND to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on July 11, 2014.

/s/ MURRAY D. ROSENBLITH
Name: Murray D. Rosenblith
Title: Trustee